UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 21, 2023

Tilray Brands, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38594	82-4310622
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)
265 Talbot Street West,
Leamington, ON		N8H 5L4
(Address of Principal Executive Offices,		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (844) 845-7291
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading	Name of each exchange on which registered
Symbol(s)
Common Stock, $0.0001 par	TLRY
value per share		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07          Submission of Matters to a Vote of Security Holders.

On November 21, 2023, Tilray Brands, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”), at which a quorum was present.

At the Annual Meeting, stockholders considered and voted to approve the following proposals, each of which is described in more detail in the Company’s proxy statement dated September 26, 2023 (the "Proxy Statement"): (1) the re-election of each of Irwin D. Simon, Renah Persofsky and David Clanachan as Class II directors to serve until his or her respective term expires or until his or her successor is duly elected and qualified; (2) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered accounting firm for the current fiscal year; (3) approval of the non-binding advisory resolution on the named executive officer compensation; (4) approval to increase the number of shares of common stock the Company is authorized to issue from 990,000,000 shares of capital stock to 1,208,000,000 shares of capital stock; and (5) approval of the governance changes to the Company’s Third Amended and Restated Certificate of Incorporation to declassify the Company's board of directors and eliminate the provision of the Charter that allows stockholders to remove directors only for cause (the "Governance Changes Proposal").

Each of first, second, third and fourth proposals were formally approved by the vote of the Company’s stockholders at the Annual Meeting, as detailed in the voting results outlined below.

The fifth proposal did not receive sufficient votes to approve the Governance Changes Proposal.

Proposal No. 1 – Re-election of Class II Directors:

Nominee	For	Withheld	Broker Non-Votes
Irwin D. Simon	82,691,191	14,248,227	205,953,943
Renah Persofsky	70,209,740	26,729,678	205,953,943
David Clanachan	83,825,518	13,113,900	205,953,943

Proposal No. 2 – Ratification of Selection of Independent Registered Public Accounting Firm:

For	283,028,586
Against	13,283,492
Abstain	6,581,283

Proposal No. 3 – Approval of the Non-Binding Advisory Resolution on the Named Executive Officer Compensation:

For	68,136,045
Against	24,322,596
Abstain	4,480,777

Proposal No. 4 – Approval to Increase the Number of Shares of Common Stock that the Company is Authorized to Issue:

For	208,635,941
Against	85,221,063
Abstain	9,036,357

Proposal No. 5 – Approval of the Amendments to the Company’s Third Amended and Restated Certificate of Incorporation:

For	78,062,437
Against	16,197,783
Abstain	2,679,198

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Tilray Brands, Inc.
Date: November 22, 2023
By: /s/ Mitchell Gendel
Name: Mitchell Gendel
Title: Global General Counsel